                   ------------------------------------------------------------
                                                 SALOMON BROTHERS

                                                 2008 WORLDWIDE DOLLAR
                                                 GOVERNMENT TERM TRUST INC

                                                 SEMI-ANNUAL REPORT

                                        ----------------------------------------
                                                 JANUARY 31, 1997
                                            ------------------------------------
                                               SALOMON BROTHERS ASSET MANAGEMENT
                                                --------------------------------

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

March 26, 1997

Dear Shareholders:

We are pleased to provide this semi-annual report for the Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc (the "Trust"), including market commentary and a statement of the Trust's current investments.

PERFORMANCE HIGHLIGHTS

During the fiscal quarter ended January 31, 1997, the net asset value for the Trust increased to $10.15 per share from $9.49 per share as of October 31, 1996. Dividends of $0.256 per share were declared during the quarter. Assuming that these dividends were reinvested in additional shares of the Trust, the net asset value return for the quarter ending January 31, 1997 was 9.79%. During the same period, the Salomon Brothers Brady Bond Index returned 10.41%, while the Salomon Brothers Mortgage Index increased by 1.78%.

As of January 31, 1997, the long-term portfolio of the Trust was divided between emerging markets debt (59% of total investments), mortgage-backed securities (37%) and municipal zero-coupon bonds (4%).

EMERGING MARKETS

The continued strong performance of the emerging debt markets has been driven by positive economic and political developments in a number of key countries. The combination of favorable market conditions and attractive yields has encouraged institutional investors to increase their allocations to emerging market debt.

The outlook for economic growth in emerging markets is especially strong in Latin America. The major economies of the region are experiencing the benefits of reform measures which have been enacted over the past few years. GDP growth rates are expected to accelerate into the 4% to 6% annual range over the next two years. This level of economic growth should provide the opportunity for these countries to make progress in reducing unemployment. In addition, inflation rates in the major Latin American countries are trending lower.

The recent renewed commitment on the part of the Russian government to reform has been well received by the market. This important emerging economy is concluding a large debt restructuring and is addressing the tax collection problem which has hampered economic growth over the past few years.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities performed strongly during the three-month period ended January 31, 1997, as U.S. interest rates continued to move within a relatively narrow band. Spreads on mortgage securities tightened significantly as yield-hungry investors bid up the prices of mortgage securities. Pass-throughs, which comprise most of the Trust's mortgage holdings, benefited from strong investor demand and increased REMIC issuance. The demand for pass-throughs has re-ignited the roll market, providing some of the most attractive financing opportunities for mortgages in recent years.

FOR ADDITIONAL INFORMATION

In a continuing effort to provide timely information concerning the Salomon Brothers 2008 Worldwide Dollar Government Term Trust, shareholders may call 1-800-SALOMON (1-800-725-6666), Monday through Friday from 8:30 am to 6:00 pm EST for a recorded update that includes current portfolio manager commentary, net asset value, portfolio holdings and allocations. Should you require specific information regarding your Salomon Brothers 2008 Worldwide Dollar Government Term Trust stock account, or for information regarding the Trust's Dividend Reinvestment Plan, please call American Stock Transfer & Trust Company at 1-800-937-5449 (1-718-921-8200 if you are calling from within New York City).

All of us at Salomon Brothers Asset Management appreciate the confidence you have demonstrated in the past and hope to continue to serve you in future years.

                                                    Sincerely,

                                                    /s/  MICHAEL S. HYLAND
                                                    ----------------------
                                                    MICHAEL S. HYLAND
                                                    Chairman and President

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS

January 31, 1997 (unaudited)

PRINCIPAL
   AMOUNT                                                                                             VALUE
    (000)         SOVEREIGN BONDS -- 84.2%                                                          (NOTE 2)
    -----------------------------------------------------------------------------------------------------------
                  ARGENTINA -- 19.0%
 $39,000          Republic of Argentina, Discount Bond, 6.375%, 3/31/23*.......................   $  31,711,875
   8,820          Republic of Argentina, FRB, 6.625%, 3/31/05*.................................       7,915,950
  41,000          Republic of Argentina, Par Bond, 5.25%, 3/31/23*.............................      26,803,750
                                                                                                  -------------
                                                                                                     66,431,575
                                                                                                  -------------
                  BRAZIL -- 18.6%
   6,676          Federal Republic of Brazil, C Bond, 8.00%, 4/15/14**.........................       5,178,334
   9,500          Federal Republic of Brazil, Discount Bond, Series ZL, 6.50%, 4/15/24*........       7,695,000
   5,000          Federal Republic of Brazil, Investment (Exit) Bond, 6.00%, 9/15/13...........       3,712,500
     653          Federal Republic of Brazil, IDU, 6.50%, 1/01/01*.............................         640,266
   2,000          Federal Republic of Brazil, NMB, 6.5625%, 4/15/09*...........................       1,703,750
  71,800          Federal Republic of Brazil, Par Bond, 5.00%, 4/15/24*........................      46,311,000
                                                                                                  -------------
                                                                                                     65,240,850
                                                                                                  -------------
                  BULGARIA -- .2%
   2,000          Republic of Bulgaria, FLIRB, Series A, 2.25%, 7/28/12*.......................         731,250
                                                                                                  -------------
                  COSTA RICA -- 2.1%
   9,000          Costa Rica, Principal Bond, Series B, 6.25%, 5/21/15.........................       7,290,000
                                                                                                  -------------
                  ECUADOR -- 9.7%
  34,000          Republic of Ecuador, Discount Bond, 6.50%, 2/28/25*..........................      24,310,000
  14,895          Republic of Ecuador, PDI Bond, 6.50%, 2/27/15*(,)**..........................       9,663,279
                                                                                                  -------------
                                                                                                     33,973,279
                                                                                                  -------------
                  MEXICO -- 10.2%
   1,900          United Mexican States, Global Bond, 11.50%, 5/15/26..........................       2,065,300
  20,500          United Mexican States, Par Bond, Series A, 6.25%, 12/31/19
                    (including 20,500,000 rights)..............................................      15,490,313
   4,000          United Mexican States, Par Bond, Series B, 6.25%, 12/31/19
                    (including 4,000,000 rights)...............................................       3,022,500
  15,750          United Mexican States, Discount Bond, Series A, 6.45313%, 12/31/19*
                    (including 24,230,000 rights)..............................................      14,322,656
   1,000          United Mexican States, Discount Bond, Series D, 6.35156%, 12/31/19*
                    (including 1,538,000 rights)...............................................         909,375
                                                                                                  -------------
                                                                                                     35,810,144
                                                                                                  -------------
                  PHILIPPINES -- 3.9%
  15,500          Republic of the Philippines, Par Bond, Series B, 6.25%, 12/01/17*............      13,833,750
                                                                                                  -------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (continued)

January 31, 1997 (unaudited)

PRINCIPAL
   AMOUNT                                                                                             VALUE
    (000)         SOVEREIGN BONDS (CONCLUDED)                                                       (NOTE 2)
    -----------------------------------------------------------------------------------------------------------
                  POLAND -- 7.2%
$  3,000          Republic of Poland, Discount Bond, 6.50%, 10/27/24*..........................   $   2,955,000
  35,700          Republic of Poland, RSTA Par Bond, 3.25%, 10/27/24*..........................      22,134,000
                                                                                                  -------------
                                                                                                     25,089,000
                                                                                                  -------------
                  URUGUAY -- .8%
   3,000          Uruguay, Par Bond, Series A, 6.75%, 2/19/21
                    (including 3,000,000 rights)...............................................       2,640,000
                                                                                                  -------------
                  VENEZUELA -- 12.5%
  25,000          Republic of Venezuela, Discount Bond, Series A, 6.4375%, 3/31/20*
                    (including 178,500 warrants)...............................................      21,671,875
   8,000          Republic of Venezuela, FLIRB, Series A, 6.625%, 3/31/07*.....................       7,305,000
  13,000          Republic of Venezuela, Par Bond, Series A, 6.75%, 3/31/20
                    (including 65,000 warrants)................................................      10,058,750
   5,500          Republic of Venezuela, Par Bond, Series B, 6.75%, 3/31/20
                    (including 27,500 warrants)................................................       4,255,625
     750          Republic of Venezuela, DCB, 6.50%, 12/18/07*.................................         677,344
                                                                                                  -------------
                                                                                                     43,968,594
                                                                                                  -------------
                  TOTAL SOVEREIGN BONDS (cost $236,845,772)....................................     295,008,442
                                                                                                  -------------
                  MORTGAGE-BACKED SECURITIES -- 51.9%
  ------------------------------------------------------------------------------------------------------------
                  Federal Home Loan Mortgage Corp.,
  49,000(#)         Gold, 6.50%, 30 Year (TBA).................................................      46,902,188
   6,242            Series 1576, Class PK, 6.00%, 9/15/02 (PAC I/O)............................         215,551
  22,490            Series 1599, Class D, 6.50%, 6/15/19 (PAC I/O).............................       3,148,647
  15,332            Series 1609, Class J, 6.50%, 11/15/13 (PAC I/O)............................         807,310
   6,786            Series 1610, Class PH, 6.50%, 3/15/19 (PAC I/O)............................         777,203
  12,380            Series 1617, Class PF, 6.50%, 6/15/18 (PAC I/O)............................       1,164,476
   7,419            Series 1679, Class WA, 6.00%, 2/15/03 (PAC I/O)............................         263,137
                  Federal National Mortgage Assoc.,
  78,000(#)         6.50%, 30 Year (TBA).......................................................      74,514,375
  20,000(#)         7.00%, 30 Year (TBA).......................................................      19,584,375
   5,000(#)         7.50%, 30 Year (TBA).......................................................       5,005,469
  25,000(#)         8.00%, 30 Year (TBA).......................................................      25,511,719
   8,548            Trust 1993-169, Class QA, 6.50%, 8/25/12, (REMIC) (PAC I/O)................         308,544
  14,018            Trust 1993-183, Class EA, 6.50%, 3/25/17, (REMIC) (PAC I/O)................       1,298,828
   8,598            Trust 1993-183, Class EC, 6.50%, 3/25/13, (REMIC) (PAC I/O)................         390,927
   8,250            Trust 1993-189, Class PH, 6.50%, 2/25/19, (REMIC) (PAC I/O)................         942,353
  19,511            Trust 1993-202, Class Q, 6.50%, 11/25/13, (REMIC) (PAC I/O)................       1,009,103
                                                                                                  -------------
                  TOTAL MORTGAGE-BACKED SECURITIES (cost $185,754,050).........................     181,844,205
                                                                                                  -------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (concluded)

January 31, 1997 (unaudited)

PRINCIPAL
   AMOUNT                                                                                             VALUE
    (000)         ZERO-COUPON MUNICIPAL BONDS -- 5.7%                                               (NOTE 2)
    -----------------------------------------------------------------------------------------------------------
 $11,200          Austin, Texas Utility System Revenue, Ser. A, 11/15/08.......................   $   5,934,993
                  Edinburg, Texas Cons. Independent School District,
   1,845            2/15/08....................................................................       1,017,997
   2,705            2/15/09....................................................................       1,404,328
                  Harris County, Texas,
   5,470            8/15/08....................................................................       2,937,937
                  Texas St. Public Finance Auth. Bldg. Rev.,
  10,535            2/1/08.....................................................................       5,825,012
                  Westmoreland County, Pennsylvania,
   2,665            Series G, 6/1/08...........................................................       1,461,753
   2,515            Series G, 12/1/08..........................................................       1,343,413
                                                                                                  -------------

                  TOTAL ZERO-COUPON MUNICIPAL BONDS (cost $20,035,113).........................      19,925,433
                                                                                                  -------------

                                           REPURCHASE AGREEMENT -- .2%
    -----------------------------------------------------------------------------------------------------------
     792          J.P. Morgan, 5.52%, cost $792,000, dated 1/31/97, $792,364 due 2/3/97,
                    (collateralized by $804,000, U.S. Treasury Notes, 5.875%, due 11/15/99,
                    valued at $808,020)........................................................         792,000
                                                                                                  -------------

                  TOTAL INVESTMENTS -- 142.0% (cost $443,426,935)..............................     497,570,080
                                                                                                  -------------

                  LIABILITIES IN EXCESS OF OTHER ASSETS -- (42.0%).............................    (147,195,446)
                                                                                                  -------------

                  NET ASSETS -- 100.0%.........................................................   $ 350,374,634
                                                                                                   ============
                  NET ASSET VALUE PER SHARE
                  ($350,374,634 / 34,510,639 shares of common stock issued and outstanding)....          $10.15
                                                                                                          =====

--------------------------------------------------------------------------------

   * Rate shown reflects current rate on variable rate instrument or instrument with step coupon rates.
  ** Payment-in-kind security for which part of the interest earned is capitalized as additional principal.
 (#) Mortgage dollar roll.
     DCB       --  Debt Conversion Bond.
     FLIRB     --  Front Loaded Interest Reduction Bond.
     FRB       --  Floating Rate Bond.
     IDU       --  Interest Due and Unpaid.
     NMB       --  New Money Bond.
     PAC I/O   --  Planned Amortization Class -- Interest Only.
     PDI       --  Past Due Interest.
     REMIC     --  Real Estate Mortgage Investment Conduit.
     RSTA      --  Restructured Trade Agreement.
     TBA       --  To Be Announced Security.

                See accompanying notes to financial statements.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

January 31, 1997 (unaudited)

ASSETS
Investments, at value (cost $443,426,935).....................................................   $497,570,080
Cash..........................................................................................            289
Receivable for investments sold...............................................................     23,501,690
Interest receivable...........................................................................      7,210,113
Deferred organization expenses and other assets...............................................         39,174
                                                                                                 ------------
        Total assets..........................................................................    528,321,346
                                                                                                 ------------
LIABILITIES
Dollar roll payable (Note 5)..................................................................    170,151,313
Payable for investments purchased.............................................................      7,224,688
Advisory fee payable..........................................................................        170,026
Administration fee payable....................................................................         46,982
Accrued expenses..............................................................................        353,703
                                                                                                 ------------
        Total liabilities.....................................................................    177,946,712
                                                                                                 ------------
NET ASSETS
Common Stock ($.001 par value, authorized 200,000,000 shares; 34,510,639 shares
  outstanding)................................................................................         34,511
Additional paid-in-capital....................................................................    323,533,363
Undistributed net investment income...........................................................      3,941,755
Accumulated net realized loss on investments..................................................    (31,278,140)
Net unrealized appreciation on investments....................................................     54,143,145
                                                                                                 ------------
        Net assets............................................................................   $350,374,634
                                                                                                 ------------
NET ASSET VALUE PER SHARE ($350,374,634 / 34,510,639 shares)..................................   $      10.15
                                                                                                 ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

For the Six Months Ended January 31, 1997 (unaudited)

NET INVESTMENT INCOME
    INCOME
        Interest and discount earned.................................................               $18,777,664
    EXPENSES
        Investment advisory fees.....................................................   $996,894
        Administration fees..........................................................    233,291
        Custodian's fees and expenses................................................    102,839
        Reports to shareholders......................................................     74,608
        Listing fees.................................................................     49,170
        Transfer agent's fees and expenses...........................................     36,296
        Audit fees and expenses......................................................     33,271
        Legal fees and expenses......................................................     24,198
        Directors' fees..............................................................     20,669
        Amortization of deferred organization expenses...............................     12,602
        Miscellaneous................................................................      4,314
                                                                                        --------
            Total expenses...........................................................                 1,588,152
                                                                                                    -----------
    Net investment income............................................................                17,189,512
                                                                                                    -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
    Net realized gain on investment transactions.....................................                 5,067,851
    Net change in unrealized appreciation on investments.............................                42,325,572
                                                                                                    -----------
    Net realized and unrealized gain on investments..................................                47,393,423
                                                                                                    -----------
    NET INCREASE IN NET ASSETS FROM OPERATIONS.......................................               $64,582,935
                                                                                                    -----------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                                  FOR THE
                                                                              SIX MONTHS ENDED       FOR THE
                                                                              JANUARY 31, 1997     YEAR ENDED
                                                                                (UNAUDITED)       JULY 31, 1996
 ------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net investment income..................................................     $ 17,189,512      $ 32,384,326
    Net realized gain (loss) on investment transactions....................        5,067,851        (3,346,053)
    Net change in unrealized appreciation on investments...................       42,325,572        42,132,165
                                                                                ------------      ------------
    Net increase in net assets from operations.............................       64,582,935        71,170,438
DIVIDENDS
    Dividends from net investment income...................................      (16,392,554)      (30,231,286)
                                                                                ------------      ------------
CAPITAL SHARE TRANSACTIONS
    Additional offering costs paid.........................................               --           (17,416)
                                                                                ------------      ------------
    Total increase.........................................................       48,190,381        40,921,736
                                                                                ------------      ------------
NET ASSETS
    Beginning of period....................................................      302,184,253       261,262,517
                                                                                ------------      ------------
    End of period (includes undistributed net investment income of
      $3,941,755 and $3,144,797, respectively).............................     $350,374,634      $302,184,253
                                                                                ------------      ------------

--------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS

For the Six Months Ended January 31, 1997 (unaudited)

INCREASE (DECREASE) IN CASH
CASH FLOWS USED BY OPERATING ACTIVITIES:
    Purchases of long-term portfolio investments..............................................   $(59,508,074)
    Proceeds from disposition of long-term portfolio investments and principal paydowns.......     26,963,051
    Net purchase of short-term portfolio investments..........................................       (792,000)
                                                                                                 ------------
                                                                                                  (33,337,023)
    Net investment income.....................................................................     17,189,512
    Amortization of net premium/discount on investments.......................................       (411,339)
    Amortization of organization expenses.....................................................         12,602
    Net change in receivables/payables related to operations..................................       (161,409)
                                                                                                 ------------
        Net cash flows used by operating activities...........................................    (16,707,657)
                                                                                                 ------------
CASH FLOWS PROVIDED BY FINANCING ACTIVITIES:
    Net increase from dollar roll transactions................................................     33,100,500
    Cash dividends paid.......................................................................    (16,392,554)
                                                                                                 ------------
        Net cash flows provided by financing activities.......................................     16,707,946
                                                                                                 ------------
Net increase in cash..........................................................................            289
Cash at beginning of period...................................................................              0
                                                                                                 ------------
CASH AT END OF PERIOD.........................................................................   $        289
                                                                                                 ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

(unaudited)

NOTE 1. ORGANIZATION

The Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc (the "Trust") was incorporated in Maryland on May 24, 1993 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Trust commenced operations on August 27, 1993. The investment objective of the Trust is to manage a portfolio of fixed income securities that will return $10 per share to investors on or about November 30, 2008 while providing high monthly income. No assurance can be given that the Trust's investment objective will be achieved.

The Trust will seek to achieve its investment objective by investing substantially all (at least 90%) of its assets, under normal conditions, in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, securities issued or guaranteed by foreign governments (sovereign bonds) and collateralized in full as to principal due at their maturity by U.S. government securities, and zero coupon obligations of municipal issuers. The market prices of the securities in which the Trust invests are expected to fluctuate with changes in interest rates and the perceived credit quality of such assets. The Trust's investments in sovereign bonds may be affected by political, social, economic or diplomatic changes in such countries and the Trust's investment in such securities increases the risk that the Trust will return less than $10 per share in the year 2008. At July 31, 1996, a significant portion of the Trust's investments is in sovereign debt of emerging market countries. In addition, the Trust's investment in mortgage-backed securities is subject to the risk that rapid principal repayment, including prepayment, may have an adverse effect on the yield to maturity of such securities.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates.

(a) SECURITIES VALUATION.   In valuing the Trust's assets, all securities for
which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there were a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales on such date and bid and asked quotations are available, and
(iii) at the bid price if there were no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

(unaudited)

between the last current bid and asked price as of the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. The Trust values mortgage-backed and asset-backed securities and other debt securities on the basis of current market quotations provided by dealers or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities for which reliable quotations are not readily available are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

(b) INVESTMENT TRANSACTIONS.   Investment transactions are recorded on the trade
date. Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount or amortizes premium on securities purchased using the effective interest method.

(c) FEDERAL INCOME TAXES.   The Trust has complied and intends to continue to
comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute sufficient taxable income to shareholders. Therefore, no federal income tax or excise tax provision is required.

(d) DIVIDENDS AND DISTRIBUTIONS.   The Trust declares and pays dividends to
shareholders monthly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets. The Trust currently intends to retain, until the final liquidating distribution, income in an amount approximately equal to the tax-exempt income accrued on the zero coupon obligations of municipal issuers in which it invests but in no event greater than 10% of the Trust's net investment income per year.

(e) DEFERRED ORGANIZATION EXPENSES.   A total of $125,000 was incurred in
connection with the organization of the Trust. These costs have been deferred and are being amortized ratably over a five-year period from commencement of operations.

(f) REPURCHASE AGREEMENTS.   When entering into repurchase agreements, it is the
Trust's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and at all times during the term of the

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

(unaudited)

repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(g) CASH FLOW INFORMATION.   The Trust invests in securities and distributes net
investment income and net realized gains which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing discounts or premiums on debt obligations.

NOTE 3. MANAGEMENT AND ADMINISTRATION FEES AND OTHER TRANSACTIONS

The Trust has an Investment Advisory Agreement with Salomon Brothers Asset Management Inc (the "Adviser"), an indirect wholly-owned subsidiary of Salomon Inc, pursuant to which the Adviser acts as the Trust's investment adviser and is responsible for the management of the Trust's portfolio in accordance with the Trust's investment objectives and policies and for making decisions to buy, sell, or hold particular securities. Through August 31, 1995, the Trust also had an Administration Agreement with Prudential Mutual Fund Management, Inc. (the "Administrator"), pursuant to which the Administrator performed administrative services necessary for the operation of the Trust.

The Trust pays the Adviser a monthly fee for its advisory services at an annual rate of .60% of the value of the Trust's average weekly net assets. The Trust paid the Administrator a monthly fee for its administration services at an annual rate of .15% of the value of the Trust's average weekly net assets up to $250 million and .125% of the value of such net assets in excess of $250 million.

Effective September 1, 1995, the Administration Agreement was amended to provide for the appointment of the Adviser as Administrator and Prudential Mutual Fund Management, Inc. as Sub-administrator (the "Sub-administrator"). Under the amended Agreement, the Trust pays the Administrator a monthly fee at an annual rate of .15% of the value of the Trust's average weekly net assets up to $250 million and .125% of the value of such net assets in excess of $250 million for its services, out of which the Administrator pays the Sub-administrator eighty percent of such fees collected for its services.

At January 31, 1997, the Adviser owned 13,485 shares of the Trust.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

(unaudited)

The Trust pays each Director not affiliated with the Adviser a fee of $5,000 per year, plus a fee of $700 and reimbursement for travel and out-of-pocket expenses for each board and committee meeting attended.

NOTE 4. PORTFOLIO ACTIVITY AND FEDERAL INCOME TAX STATUS

Purchases and sales of investment securities, other than short-term investments and dollar rolls, for the six months ended January 31, 1997 aggregated $66,732,762 and $50,309,741, respectively.

The federal income tax cost basis of the Trust's investments at January 31, 1997 was $443,426,935 and, accordingly, net unrealized appreciation for federal income tax purposes was $54,143,145 (gross unrealized appreciation -- $61,696,440; gross unrealized depreciation -- $7,553,295).

Pursuant to federal income tax regulations, the Trust elected to treat capital losses of $2,412,950, incurred in the period November 1, 1995 through July 31, 1996, as having occurred on August 1, 1996. In addition, the Trust has a capital loss carryforward as of July 31, 1996 of $30,901,987 of which $1,007,552 expires in 2003 and $29,894,435 expires in 2004. To the extent future capital gains are offset by such capital losses, the Trust does not anticipate distributing such gains to shareholders.

NOTE 5. BORROWINGS

DOLLAR ROLLS.   The Trust enters into dollar rolls in which the Trust sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. At January 31, 1997, the Trust contracted to repurchase mortgage-backed securities of $170,151,313 for a scheduled settlement on February 13, 1997. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as a financing arrangement; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred until disposition of the rolled security. The average monthly balance of dollar rolls outstanding during the six months ended January 31, 1997 was approximately $155,723,477.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

(unaudited)

NOTE 6. DIVIDENDS

Subsequent to January 31, 1997, the Board of Directors of the Trust declared dividends of $.073 per common share payable February 28, 1997 and March 31, 1997 to shareholders of record on February 19, 1997 and March 18, 1997, respectively.

NOTE 7. QUARTERLY DATA (UNAUDITED)

                                                                                                   NET REALIZED AND
                                                                                                   UNREALIZED GAINS
                                                                                                      (LOSSES) ON
                                                                 NET INVESTMENT INCOME                INVESTMENTS
                                                             -------------------------------      ------------------
  QUARTERLY PERIOD                TOTAL INCOME                AMOUNT               PER SHARE            AMOUNT
--------------------------------------------------------------------------------------------------------------------
August 27, 1993*
 to October 31, 1993              $ 4,213,943               $3,742,547                $ .11          $ 15,377,808
November 1, 1993
 to January 31, 1994                8,223,079                7,493,911                  .22             9,305,565
February 1, 1994
 to April 30, 1994                  8,123,521                7,473,849                  .22           (75,995,205)
May 1, 1994
 to July 31, 1994                   8,424,530                7,757,590                  .22            (5,419,573)
August 1, 1994
 to October 31, 1994                7,420,417                6,804,657                  .20            (7,250,281)
November 1, 1994
 to January 31, 1995                8,390,082                7,653,347                  .22           (19,106,384)
February 1, 1995
 to April 30, 1995                  8,331,322                7,787,434                  .23             4,051,303
May 1, 1995
 to July 31, 1995                   8,968,424                8,336,278                  .24            15,778,681
August 1, 1995
 to October 31, 1995                8,600,890                7,951,429                  .23             9,887,863
November 1, 1995
 to January 31, 1996                8,980,759                8,256,058                  .24            45,110,600
February 1, 1996
 to April 30, 1996                  8,799,010                7,991,738                  .23           (20,711,120)
May 1, 1996
 to July 31, 1996                   8,894,728                8,185,101                  .24             4,498,769
August 1, 1996
 to October 31, 1996                8,721,821                7,949,929                  .23            24,992,853
November 1, 1996
 to January 31, 1997               10,055,843                9,239,583                  .27            22,400,570

                                  NET REALIZED AND
                                  UNREALIZED GAINS              NET INCREASE (DECREASE)
                                    (LOSSES) ON                     IN NET ASSETS                       DIVIDENDS AND
                                    INVESTMENTS                RESULTING FROM OPERATIONS                DISTRIBUTIONS
                                  ----------------       -------------------------------------          -------------
  QUARTERLY PERIOD                   PER SHARE             AMOUNT                    PER SHARE              AMOUNT
---------------------------------------------------------------------------------------------------------------------
August 27, 1993*
 to October 31, 1993                  $ .44              $19,120,355                  $  .55               $2,519,277
November 1, 1993
 to January 31, 1994                    .27               16,799,476                     .49                8,248,043
February 1, 1994
 to April 30, 1994                    (2.21)             (68,521,356)                  (1.99)               7,557,829
May 1, 1994
 to July 31, 1994                      (.15)               2,338,017                     .07                7,557,830
August 1, 1994
 to October 31, 1994                   (.21)                (445,624)                   (.01)               7,557,829
November 1, 1994
 to January 31, 1995                   (.55)             (11,453,037)                   (.33)               7,557,830
February 1, 1995
 to April 30, 1995                      .11               11,838,737                     .34                7,557,830
May 1, 1995
 to July 31, 1995                       .46               24,114,959                     .70                7,557,832
August 1, 1995
 to October 31, 1995                    .28               17,839,292                     .51                7,557,830
November 1, 1995
 to January 31, 1996                   1.31               53,366,658                    1.55                7,557,831
February 1, 1996
 to April 30, 1996                     (.60)             (12,719,382)                   (.37)               7,557,830
May 1, 1996
 to July 31, 1996                       .13               12,683,870                     .37                7,557,795
August 1, 1996
 to October 31, 1996                    .72               32,942,782                     .95                7,557,830
November 1, 1996
 to January 31, 1997                    .65               31,640,153                     .92                8,834,724

                                  DIVIDENDS AND
                                  DISTRIBUTIONS                    SHARE PRICE
                                  -------------           -------------------------------
  QUARTERLY PERIOD                  PER SHARE               HIGH                   LOW
-----------------------------------------------------------------------------------------
August 27, 1993*
 to October 31, 1993                  $.073               $10 1/8                  $9 5/8
November 1, 1993
 to January 31, 1994                   .239                    10                   9 1/8
February 1, 1994
 to April 30, 1994                     .219                    10                   7 3/4
May 1, 1994
 to July 31, 1994                      .219                 8 1/2                   7 3/4
August 1, 1994
 to October 31, 1994                   .219                 8 1/4                   7 1/8
November 1, 1994
 to January 31, 1995                   .219                 7 7/8                   6 3/8
February 1, 1995
 to April 30, 1995                     .219                 7 1/2                   6 7/8
May 1, 1995
 to July 31, 1995                      .219                 8 1/4                   7 3/8
August 1, 1995
 to October 31, 1995                   .219                 8 1/8                   7 5/8
November 1, 1995
 to January 31, 1996                   .219                 8 7/8                   7 3/4
February 1, 1996
 to April 30, 1996                     .219                 9                       8
May 1, 1996
 to July 31, 1996                      .219                 8 3/4                   8 3/8
August 1, 1996
 to October 31, 1996                   .219                 9 1/4                   8 5/8
November 1, 1996
 to January 31, 1997                   .256                 9 3/8                   8 3/4

--------------------------------------------------------------------------------

* Commencement of investment operations.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

-----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                 FOR THE
                                             SIX MONTHS ENDED       FOR THE          FOR THE       AUGUST 27, 1993*
                                             JANUARY 31, 1997     YEAR ENDED       YEAR ENDED          THROUGH
                                               (UNAUDITED)       JULY 31, 1996    JULY 31, 1995     JULY 31, 1994
   ------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......       $   8.76          $    7.57        $    7.75          $   9.40++
                                                 --------        -------------    -------------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................            .50                .94              .89               .77
Net realized and unrealized gain (loss) on
  investments.............................           1.37               1.12             (.19)            (1.65)
                                                 --------        -------------    -------------        --------
    Total from investment operations......           1.87               2.06              .70              (.88)
                                                 --------        -------------    -------------        --------
LESS DIVIDENDS:
Dividends from net investment income......           (.48)              (.87)            (.88)             (.75)
                                                 --------        -------------    -------------        --------
Offering costs with respect to issuance of
  shares..................................             --                 --               --              (.02)
                                                 --------        -------------    -------------        --------
Net asset value, end of period............       $  10.15          $    8.76        $    7.57          $   7.75
                                                 --------        -------------    -------------        --------
Market price per share, end of period.....       $  9.125          $   8.625        $   7.875          $  7.875
                                                 --------        -------------    -------------        --------
TOTAL INVESTMENT RETURN(a):...............         11.44%             21.39%           12.05%            (8.89%)+
RATIOS TO AVERAGE NET ASSETS:
    Total expenses........................           .96%#             1.01%            1.01%              .89%#
    Net investment income.................         10.39%#            11.27%           12.20%             9.36%#
SUPPLEMENTAL DATA:
    Net assets, end of period (000).......       $350,375          $ 302,184        $ 261,263          $267,439
    Average net assets (000)..............       $328,327          $ 287,466        $ 250,594          $304,526
    Portfolio turnover rate...............            11%                32%              52%               11%
    Asset coverage to dollar rolls
      outstanding at period end...........           306%               320%             302%              299%
    Total mortgage dollar rolls
      outstanding at period end (000).....       $170,151          $ 137,051        $ 129,147          $134,549

--------------------------------------------------------------------------------

   * Commencement of investment operations.
   + Return calculated based on beginning of period price of $9.40 (initial offering price of $10.00 less sales load of $.60) and end of period market value of $7.875 per share. The calculated return has not been annualized.
  ++ Net asset value immediately after closing of initial public offering was $9.38.
 (a) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. For purposes of this calculation, dividends are assumed to be reinvested at prices obtained under the
     Trust's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded. Total investment returns for periods of less than one full year are not annualized.
   # Annualized.

                See accompanying notes to financial statements.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

-----------
DIRECTORS

CHARLES F. BARBER

      Consultant; formerly Chairman,
      ASARCO Incorporated

THOMAS W. BROCK

      Chairman and Chief Executive Officer,
      Salomon Brothers Asset Management Inc

DANIEL P. CRONIN

      Vice President -- General Counsel,
      Pfizer International Inc.

ALLAN C. HAMILTON

      Consultant; formerly
      Vice President and
      Treasurer, Exxon Corp.

MICHAEL S. HYLAND

      Managing Director, Salomon Brothers Inc
      President, Salomon Brothers
      Asset Management Inc

RIORDAN ROETT

      Professor and Director,
      Latin American Studies Program,
      Paul H. Nitze School of
      Advanced International Studies,
      Johns Hopkins University

JESWALD W. SALACUSE

      Henry J. Braker
      Professor of Commercial Law,
      The Fletcher School of Law & Diplomacy,
      Tufts University

---------
OFFICERS

MICHAEL S. HYLAND

      Chairman and President

STEVEN GUTERMAN

      Executive Vice President

PETER J. WILBY

      Executive Vice President

LAWRENCE H. KAPLAN

      Executive Vice President
      and General Counsel

ALAN M. MANDEL

      Treasurer

LAURIE A. PITTI

      Assistant Treasurer

JENNIFER MUZZEY

      Secretary

NOEL DAUGHERTY

      Assistant Secretary
----------------------
SALOMON BROTHERS

2008 WORLDWIDE DOLLAR

GOVERNMENT TERM TRUST INC

      Seven World Trade Center
      New York, New York 10048
      For information call (toll free)
      1-800-SALOMON

INVESTMENT ADVISER AND ADMINISTRATOR

      Salomon Brothers Asset Management Inc
      Seven World Trade Center
      New York, New York 10048

SUB-ADMINISTRATOR

      Prudential Mutual Fund Management, Inc.
      One Seaport Plaza
      New York, New York 10292

CUSTODIAN

      Investors Bank and Trust Company
      89 South Street, P.O. Box 1537
      Boston, MA 02205-1537

TRANSFER AGENT

      American Stock Transfer & Trust Company
      40 Wall Street
      New York, New York 10005

LEGAL COUNSEL

      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL

      SBG

--------------------------------------------------------------------------------

 Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, shares of its common stock at market prices.
--------------------------------------------------------------------------------

    This report is for stockholder information.
   This is not a prospectus intended for use in the purchase or sale of Trust shares.

--------------------------------------------------------------------------------

  ---------------------
        BULK RATE
      U.S. POSTAGE
          PAID
    STATEN ISLAND, NY
        PERMIT NO.
           169
  ---------------------


AMERICAN STOCK TRANSFER & TRUST COMPANY
40 WALL STREET
NEW YORK, NEW YORK 10005